Supplement dated June 9, 2017 to the

Wilmington Funds Prospectus dated August 31, 2016

Wilmington Strategic Allocation Moderate Fund

At a meeting of the Board of Trustees (the “Board”) of the Wilmington Funds (the “Trust”) held on June 7, 2017, the Board voted to approve the following changes to the Wilmington Strategic Allocation Moderate Fund (the “Fund”), a series of the Trust: (1) modification of the Fund’s stated investment goal to delete references to the Wilmington Strategic Allocation Aggressive Fund and Wilmington Strategic Allocation Conservative Fund (the “Wilmington Strategic Allocation Funds”), which liquidated in April, 2017; (2) modification of the Fund’s principal investment strategy to permit the Fund to invest in a diversified portfolio of securities with an income focus; and (3) change the name of the Fund to the “Wilmington Diversified Income Fund.”

These changes are anticipated to be effective on September 1, 2017.

Apart from the removal of the references to the liquidated Wilmington Strategic Allocation Funds, the Fund’s investment goal of seeking a high level of total return consistent with a moderate level of risk will remain the same, and the Fund will pursue that investment goal through an overall strategy that aims for initial exposure of approximately 53% of the Fund’s assets to equity securities, approximately 33% to fixed income securities, and approximately 14% to real assets. At the discretion of the investment advisor, these initial exposure percentages may vary within a range set out in the Fund’s principal investment strategies and investment policies.

The fees and expenses borne by Fund shareholders are expected to decrease. The Fund, following implementation of the changes, will invest in a small amount of lower cost ETFs, providing a significant reduction to Acquired Fund Fees and Expenses. In addition, Wilmington Fund Management Corporation (the “Adviser”) has agreed to waive its fees and/or reimburse expenses from the period that the changes take effect until at least August 31, 2018.

The Following is a summary of the principal investment strategies and risks of the Fund that are expected to become effective on September 1, 2017.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment goal by investing primarily in a diverse portfolio of high-yielding, exchange-traded, domestic and foreign common stocks of all capitalizations, and in a portfolio of investment-grade and non-investment grade fixed income securities. The Fund will also allocate a portion of the portfolio to real assets and to cash.

The equity portion of the Fund, which will make up approximately 53% of the portfolio (and may range from 35% to 70% of the portfolio), will consist of approximately 36% of U.S. equities and 17% of international equities. The U.S. equity allocation seeks to achieve at least twice the S&P 500 dividend yield while maintaining low volatility versus the S&P 500, with modest price appreciation over a three-to five-year period. The investment advisor employs a disciplined security selection process, which includes the following key screening criteria: (i) initial dividend yield equal to or greater than 1.5 times the S&P 500 Index; (ii) no dividend reductions in the last five years; (iii) positive free cash flow, or a comparable measure, over a five-year rolling period; (iv) positive expected price returns over the next five years based on the investment advisor’s internal rate of return model; and (v) debt rating of BB or better. The international equity allocation will consist of one or more exchange traded funds (or other liquid pooled investment vehicle) that invest in high-quality, non-U.S., developed-market equities that have provided relatively high dividend yields over time.

The fixed income portion of the Fund, which will make up approximately 31% of the portfolio (and may range from 15% to 50% of the portfolio), will consist primarily of U.S. investment grade corporate and government fixed income securities, including mortgage- and asset-backed securities, as well as unrated securities determined to be of comparable quality. The Fund may also invest up to 10% of its assets in lower-rated debt securities (“junk bonds”). The investment advisor will normally invest in securities with intermediate maturities, and seeks to maintain an effective duration of between three to five years depending on market conditions. However, the fixed income portion of the Fund has no maturity restrictions on individual issues. In selecting securities for the Fund, the investment advisor considers a security’s credit quality, capital appreciation potential, maturity and yield to maturity. The investment advisor will monitor changing economic conditions and trends, including interest rates, and may sell securities in anticipation of an increase in interest rates or purchase securities in anticipation of a decrease in interest rates. The investment advisor may also fulfill the “junk bond” allocation through investment in an appropriate exchange-traded fund or other liquid pooled investment vehicle. The fixed income portion of the Fund will also include an allocation to cash of approximately 2.0% (which may range from 0% to 10% of the portfolio).

The real assets portion, which will make up approximately 14% of the portfolio (and may range from 0% to 35% of the portfolio), will consist of one or more exchange-traded funds, mutual funds or other pooled investment vehicles that invest in real estate-related companies, real estate investment trusts (“REITs”), and U.S. inflation-protected bonds. The real assets portion of the portfolio is intended to protect a portion of the Fund’s income and anticipated capital appreciation against inflation.

The Fund may engage in active and frequent trading as part of its principal investment strategy.

Principal Risks of Investing in the Fund

•	Active Trading Risk. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance and increasing the amount of taxes that you pay).

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Asset Allocation Risk. The Advisor’s asset allocation decisions among various investments and investment strategies, including equity securities and fixed income securities, may not anticipate market trends successfully. The Advisor’s allocation decisions may result in returns with a stronger-than-desired correlation to traditional asset classes. The Advisor may make less than optimal or poor asset allocation decisions. The Advisor attempts to identity investment allocations that will provide consistent, quality performance for the Fund, but there is no guarantee that the allocation techniques will produce the desired results. You could lose money on your investment in the Fund as a result of these allocation decisions.

•	Call Risk. Issuers of securities may redeem the securities prior to maturity at a price below their current market value.

•	Changing Fixed Income Market Conditions Risk. The current historically low interest rate environment was created in part by the Federal Reserve Board (the “FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will increase when the FRB and central banks raise these rates. This risk is heightened due to the potential “tapering” of the FRB’s quantitative easing program and other similar foreign central bank actions. This tapering and eventual increase in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

•	Company Size Risk. The smaller companies in which the Fund may invest may have unproven track records, a limited product or service base, limited access to capital, and other attributes that can cause their share prices to fluctuate, and they may be more likely to fail than larger companies. Therefore, smaller companies may entail greater risks for investors than larger companies.

•	Credit Risk. There is a possibility that issuers of securities in which the Fund (and any underlying fund) invests may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.

•	Exchange-Traded Funds (“ETFs”) Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment goals, strategies, and policies. The price of an ETF can fluctuate up or down, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

•	Foreign Investing Risk. Economic, political or regulatory conditions may be less favorable, and markets may be less liquid, less transparent and more volatile, in foreign countries, and in particular emerging markets, than in the United States. Currency fluctuations may reduce investment gains or add to investment losses.

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Inflation-Indexed Securities Risk. Because of the inflation-adjustment feature, inflation-indexed securities typically have lower yields than conventional fixed-rate bonds. The value of inflation-indexed, fixed income securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of an inflation-indexed security. Interest payments on inflation-indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. The amounts of the income distributions from an inflation-indexed security are likely to fluctuate considerably more than the income distribution amounts of a conventional bond. The Fund may also experience a loss on an inflation-indexed security if there is deflation. If inflation is lower than expected during the period the Fund holds an inflation-indexed security, the Fund may earn less on the security than on a conventional bond. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investment in inflation-indexed securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

•	Inflation-Indexed Securities Tax Risk. Any increase in the principal amount of an inflation-indexed security may be included for tax purposes in the Fund’s gross income, even though no cash attributable to such gross income has been received by the Fund. In such event, the Fund may be required to make annual distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, the Fund may be required to raise cash by selling portfolio investments. The sale of such investments could result in capital gains to the Fund. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by the Fund may cause amounts previously distributed by the Fund in the taxable year as income to be re- characterized as a return of capital.

•	Information Risk. When the quantitative analytical tools (“Tools”) and information and data (“Data”) used in managing the Fund prove to be incorrect or incomplete, any investment decisions made in reliance on the Tools and Data may not produce the desired results and the Fund may realize losses.

•	Interest Rate Risk. The risk posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. For instance, a rise in interest rate causes a fall in the value of a fixed income security. In addition, this risk increases with the length of the maturity of the fixed income security. Accordingly, the yield earned by the Fund will vary with changes in interest rates. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed income securities. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates.

•	Liquidity Risk. The risk that certain securities or other instruments, such as derivatives, may be difficult or impossible for the Fund to sell or dispose of at the price at which the Fund has valued the security.

•	Mortgage-Backed and Asset-Backed Securities Risk. Through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

•	Non-Investment Grade Securities (“Junk Bonds”) Risk. High-yield bonds, which are rated below investment grade and are typically referred to as junk bonds, are generally more exposed to credit risk than investment-grade securities. These securities are generally higher yielding and higher-risk than investment grade fixed income securities and are issued by entities whose ability to pay interest and principal on the debt in a timely manner is considered questionable.

•	Prepayment Risk. The risk that a mortgage-backed or other asset-backed security may be paid off and proceeds delivered to the Fund earlier than anticipated. Prepayment risk is more prevalent during periods of falling interest rates.

•	Real Estate-Related Risk. Investments in real estate (generally REITs) expose the Fund to the risks of owning real estate directly, such as market-specific conditions (economic, supply/ demand imbalances), creditworthiness of the issuer, quality of property management, and changing interest rates. Investing in REITs and REIT-like entities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs and REIT-like entities are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency and self-liquidation. REITs and REIT-like entities also are subject to the possibility of failing to qualify for tax free pass-through of income. Also, because REITs and REIT- like entities typically are invested in a limited number of projects or in a particular market segment, these entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments.

•	Screening Criteria Risk. Strict application of the dividend-yield screening criterion for the U.S. equities portion of the Fund’s portfolio means that the Fund might have difficulty in finding suitable investments in certain markets, may be concentrated in a relatively small number of positions, and may not invest in companies experiencing, or expected to experience, meaningful capital appreciation.

•	Stock Market Risk. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

•	Underlying Funds Risk. The investment performance of the Fund is affected by the investment performance of the underlying funds in which it invests. The ability of the Fund to achieve its investment goal depends on the ability of the underlying funds to meet their investment goals and on the decisions of Wilmington Funds Management Corporation, as investment advisor, regarding the allocation of the Fund’s assets among the underlying funds. There can be no assurance that the investment goal of the Fund or any underlying fund will be achieved. Through its investments in underlying funds, the Fund is subject to the risks of the underlying funds’ investments. Certain of the risks of the underlying funds’ investments are described above. In addition, both the Fund and the underlying funds in which it invests bear fees and expenses, so investment in the Fund may be subject to certain duplicate expenses. The Advisor is subject to certain conflicts of interest in choosing the underlying funds in which the Fund may invest.

Please keep this Supplement for future reference.